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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            We consent to the incorporation by reference in this Registration Statement of Sterling Vision, Inc. on Form S-8 of our report dated March 31, 1997, appearing in the Annual Report of Form 10-K of Sterling Vision, Inc. for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP

August 11, 1997